MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO               SEMIANNUAL REPORT



Dear Contract Owner,                                             August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--Growth Portfolio for the six-month period ended June 30, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------
The S&P 500 Index advanced an impressive 12.38% for the period. Beginning in early April, market leadership shifted dramatically toward value-oriented stocks and away from the high price-to-earnings growth stocks that led the market for most of the last two years. As investors began to seek undervalued stocks, the performance gap between growth and value narrowed to more normal levels. Value stocks outperformed growth stocks by a significant margin for the six months ended June 30, 1999: the Russell 1000 Value Index gained 12.87% and the Russell 1000 Growth Index returned 10.45%. Smaller- and mid-capitalization stocks also fared well.

     As market leadership broadened, growth stocks again outperformed value stocks in June by about four percentage points. We attribute this broadening to improved global economies, particularly those in Asia and Latin America, which in turn led to a rise in interest rates. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning no predisposition to raise or lower rates at its meeting in August.

OUTLOOK

     We expect second-half 1999 economic growth (real gross domestic product) to slow to 2.5-3.0% from about 4% in the first half, inflation to remain modest between 2.0-2.5% and corporate earnings to grow about 9-10%. In light of these factors, our valuation model indicates that the stock market, as measured by the S&P 500 Index, is about 25% above fair value.

     Typically, these valuations would be cause for concern; however, two factors distinguish the current environment from recent quarters when valuations were at similar levels. First, we feel that the majority of the negative move in interest rates is behind us; and second, corporate profit growth expectations are being raised, not lowered. Given this combination of rising earnings growth rates and relatively stable interest rates, we believe the market will grow into its valuation, barring any external shocks.

     In this environment, stock picking becomes a key contributor to performance. We remain optimistic that wider market participation will continue to characterize U.S. stock markets. Broader markets tend to favor stock pickers.

SEMIANNUAL REPORT


PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

                                        Cumulative          Annualized
--------------------------------------------------------------------------------
  Six Months                              10.26%               N/A
  One Year                                23.59%              23.59%
  Five Years                             167.01%              21.70%
  Ten Years                              371.88%              16.78%
  Since Inception 5/4/87                 490.26%              15.71%
--------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Total returns for periods of less than one year are not annualized. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

Portfolio Characteristics(1)

                                         Portfolio %         Portfolio %
                                        as of 6/30/99      as of 12/31/98
--------------------------------------------------------------------------------
  Stocks                                   92.8                 96.2
  Cash Equivalents                          7.2                  3.8
  No. of Securities                         119                  113
  Beta vs. S&P 500 Index                   1.02                  --
--------------------------------------------------------------------------------

     Our proprietary growth model creates a universe from which we select stocks that we believe have above-average growth potential. We generally focus our stock picks on the "best in class"--those companies that lead their industries and that are expected to increase their earnings by at least 10% each year. For the past six-month period, we found most of our "best-in-class" picks in the consumer cyclical (36.9%) and technology sectors (25.4%), which were the Portfolio's greatest overweightings versus the S&P 500 Index.(1)

(1) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO               SEMIANNUAL REPORT



MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

Top Five Sectors(1)

                                         Portfolio %         Portfolio %
                                        as of 6/30/99      as of 12/31/98
--------------------------------------------------------------------------------
  Consumer Cyclical                         36.9                 35.4
  Technology                                25.4                 27.6
  Utilities                                  9.6                  4.9
  Financial Services                         7.5                 10.2
  Healthcare                                 5.8                  8.1
--------------------------------------------------------------------------------
  Top Five Total                            85.2                 86.2

     The Portfolio's overweighting in technology companies helped performance early in the period but later detracted somewhat. Later in the period, the market became volatile, as investors perceived that inflation and interest rates were rising. Many companies in the technology sector have annual rates of earnings growth substantially higher than 10%, and as a result, trade at relatively high multiples of their earnings. Generally, stocks that trade at high multiples are more susceptible to market volatility than lower multiple stocks.

     Volatility notwithstanding, some of the Portfolio's strongest return contributions came from the technology sector. Cisco Systems (2.8%)1 was the top contributor for the period. Originally a provider of enterprise networking hardware, Cisco has evolved into a leading provider of networking for the Internet. The company has done an outstanding job of identifying emerging business trends and positioning itself as a market leader, through both internal development and acquisition.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

Top Ten Holdings(1)

                                         Portfolio %         Portfolio %
                                        as of 6/30/99      as of 12/31/98
--------------------------------------------------------------------------------
  Cisco Systems, Inc.                        2.8                 2.7
  MCI Worldcom Inc.                          2.7                 2.4
  AT&T Corp.                                 2.6                 0.7
  Dell Computer Corp.                        2.5                 2.7
  Time Warner, Inc.                          2.5                 2.7
  Outdoor Systems Inc.                       2.2                 2.0
  America Online Inc.                        2.1                 1.8
  EMC Corp.                                  2.0                 1.9
  Home Depot, Inc.                           2.0                 2.1
  Tyco International Ltd.                    2.0                 1.6
--------------------------------------------------------------------------------


(1) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT


     New purchases during the period included McDonald's (0.5%). In the United States, the company recently completed a capital equipment upgrade that allows restaurants greater flexibility and faster turnaround in preparing customers' orders. Year-over-year same-store sales--a standard measure of industry sales growth--appear back on track, if not yet widely recognized in the stock market. As a result, we expect McDonald's to grow its earnings per share at least 10% per year, in line with our "best in class" criterion.

     The Portfolio's sector allocations continue to emphasize technology; consumer cyclicals such as media, entertainment and specialty retailers; and telecommunications. We expect to continue underweighting commodity cyclicals such as chemicals because these businesses depend heavily on inflation and rising prices to increase their earnings, and we do not see sustainable price increases ahead. Also, we are underweighting highly cyclical industries such as farm equipment, as we do not foresee the high rates of economic growth on which these companies depend to increase earnings.

     Near-term market perceptions can cause considerable short-term volatility in stock prices; however, we believe that earnings results drive prices over the long term. We think that interest rates still are trending downward over the long term, and that the rise during the past few months represents a digression from trend--not a reversal. While we yet may see near-term market volatility, we believe growth stocks offer the most effective way to benefit from long-term corporate earnings trends.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander                     /s/ Brian M. Storms

Margo Alexander                         Brian M. Storms
Chairman and                            President and
Chief Executive Officer                 Chief Operating Officer
Mitchell Hutchins                       Mitchell Hutchins
Asset Management Inc.                   Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

NUMBER OF
  SHARES                                                  VALUE
----------                                             ------------
COMMON STOCKS--92.83%
AIRLINES--0.70%
    7,000    Continental Airlines Inc.*..............  $    263,375
                                                       ------------
ALCOHOL--0.60%
    3,200    Anheuser-Busch Companies, Inc...........       227,000
                                                       ------------
APPAREL, RETAIL--1.27%
    5,100    Abercrombie and Fitch Co.*..............       244,800
    7,000    TJX Companies, Inc......................       233,188
                                                       ------------
                                                            477,988
                                                       ------------
APPAREL, TEXTILES--0.34%
    2,000    Nike Inc................................       126,625
                                                       ------------
BANKS--0.61%
    2,800    Bank of New York, Inc...................       102,725
    4,500    Firstar Corp............................       126,000
                                                       ------------
                                                            228,725
                                                       ------------
BEVERAGES & TOBACCO--0.91%
   14,800    Pepsi Bottling Group, Inc...............       341,325
                                                       ------------
BROADCASTING--1.65%
   10,450    Capstar Broadcasting Corp.*.............       286,069
   11,300    Infinity Broadcasting Corp.*............       336,175
                                                       ------------
                                                            622,244
                                                       ------------
CHEMICALS--0.44%
    3,600    Hoechst AG, ADR.........................       165,600
                                                       ------------
COMPUTER-BUSINESS SERVICES--1.34%
    1,000    Careinsite Inc.*........................        47,250
    2,400    CMG Information Services Inc.*..........       273,750
    1,000    Goto.com, Inc.*(1)......................        28,000
   12,000    NetObjects, Inc.*.......................        96,750
      500    Priceline.com Inc.*(1)..................        57,781
      100    Software.com,Inc.*......................         2,319
                                                       ------------
                                                            505,850
                                                       ------------
COMPUTER HARDWARE--9.69%
    5,100    Apple Computer, Inc.*...................       236,194
   16,000    Cisco Systems, Inc.*....................     1,029,000
   24,700    Dell Computer Corp.*....................       913,900
   13,400    EMC Corp.*..............................       737,000
    2,000    IBM Corp................................       258,500
    6,800    Sun Microsystems Inc.*..................       468,350
                                                       ------------
                                                          3,642,944
                                                       ------------
COMPUTER SOFTWARE--3.67%
    6,100    Autodesk, Inc...........................       180,331
    4,800    BMC Software, Inc.*.....................       259,200
    9,300    Cadence Design Systems, Inc.*...........       118,575
    6,800    Compuware Corp.*........................       216,325
    4,800    Microsoft Corp.*........................       432,900

NUMBER OF
  SHARES                                                  VALUE
----------                                             ------------

COMPUTER SOFTWARE--(CONCLUDED)

    4,700    Sterling Commerce Inc.*.................  $    171,550
                                                       ------------
                                                          1,378,881
                                                       ------------
CONSUMER DURABLES--0.55%
    1,300    Avery Dennison Corp.....................        78,488
    4,500    Masco Corp..............................       129,937
                                                       ------------
                                                            208,425
                                                       ------------
DIVERSIFIED RETAIL--4.70%
    6,500    Costco Companies, Inc.*.................       520,406
    4,000    Dayton Hudson Corp......................       260,000
    4,000    Federated Department Stores, Inc.*......       211,750
    3,200    Kohl's Corp.*...........................       247,000
    3,400    Saks Inc.*..............................        98,175
    8,900    Wal-Mart Stores, Inc....................       429,425
                                                       ------------
                                                          1,766,756
                                                       ------------
DRUGS & MEDICINE--2.78%
    4,000    Cardinal Health, Inc....................       256,500
    8,000    Elan Corp. PLC, ADR*(1).................       222,000
    7,000    Schering-Plough Corp....................       371,000
    2,800    Warner Lambert Co.......................       194,250
                                                       ------------
                                                          1,043,750
                                                       ------------
ELECTRICAL EQUIPMENT--5.26%
    3,000    Jabil Circuit Inc.*.....................       135,375
    1,500    KLA-Tencor Corp. *......................        97,312
    8,000    Level 3 Communications Inc.*............       480,500
    4,400    Lucent Technologies, Inc................       296,725
    4,700    SCI Systems Inc.*.......................       223,250
    5,900    Tellabs, Inc.*..........................       398,619
    4,800    Teradyne Inc.*..........................       344,400
                                                       ------------
                                                          1,976,181
                                                       ------------
ENTERTAINMENT--6.10%
   10,000    Carnival Corp...........................       485,000
   17,700    Cinar Films Inc.*.......................       433,650
    7,400    Fox Entertainment Group Inc.*...........       199,337
   19,400    Liberty Media Group.....................       712,950
   10,500    Viacom Inc.*............................       462,000
                                                       ------------
                                                          2,292,937
                                                       ------------
ENVIRONMENTAL SERVICES--1.52%
   12,400    Republic Services Inc.*.................       306,900
    4,900    Waste Management, Inc...................       263,375
                                                       ------------
                                                            570,275
                                                       ------------
FINANCIAL SERVICES--2.42%
    6,500    Federal Home Loan Mortgage Corp.........       377,000
    4,000    Federal National Mortgage Association...       273,500
    8,500    MBNA Corp...............................       260,313
                                                       ------------
                                                            910,813
                                                       ------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

NUMBER OF
  SHARES                                                  VALUE
----------                                             ------------

COMMON STOCKS--(CONTINUED)

FOOD RETAIL--1.83%
   10,400    Kroger Co.*.............................  $    290,550
    8,000    Safeway, Inc.*..........................       396,000
                                                       ------------
                                                            686,550
                                                       ------------
FOREST PRODUCTS, PAPER--0.54%
    8,500    Louisiana Pacific Corp..................       201,875
                                                       ------------
HOTELS--0.37%
   11,600    Extended Stay America Inc.*.............       139,200
                                                       ------------
HOUSEHOLD PRODUCTS--0.27%
    2,000    Estee Lauder, Inc.......................       100,250
INDUSTRIAL PARTS--0.53%
    8,000    Mettler Toledo International Inc.*......       198,500
                                                       ------------
INDUSTRIAL SERVICES/SUPPLIES--2.18%
    4,000    Cendant Corp.*..........................        82,000
    7,800    Tyco International Ltd..................       739,050
                                                       ------------
                                                            821,050
                                                       ------------
INFORMATION & COMPUTER SERVICES--8.20%
    7,000    America Online Inc.*....................       773,500
    2,800    Computer Sciences Corp.*................       193,725
      500    Media Metrix Inc........................        26,625
    3,500    Omnicom Group Inc.(1)...................       280,000
   22,700    Outdoor Systems Inc.*...................       828,550
   12,600    Paychex, Inc............................       401,625
    5,750    Valassis Communications Inc.*...........       210,594
    8,100    Young & Rubicam Inc.....................       368,044
                                                       ------------
                                                          3,082,663
                                                       ------------
LIFE INSURANCE--1.22%
    2,750    American General Corp...................       207,281
    1,300    Hartford Life Inc.......................        68,413
    4,000    Nationwide Financial Services Inc.*.....       181,000
                                                       ------------
                                                            456,694
                                                       ------------
LONG DISTANCE & PHONE COMPANIES--6.34%
   17,200    AT&T Corp...............................       959,975
    2,600    France Telecom, ADR.....................       200,200
   11,700    MCI WorldCom Inc.*......................     1,006,931
    3,700    SBC Communications, Inc.................       214,600
                                                       ------------
                                                          2,381,706
                                                       ------------
MANUFACTURING-GENERAL--1.61%
    3,600    Ingersoll Rand Co.......................       232,650
    5,200    United Technologies Corp................       372,775
                                                       ------------
                                                            605,425
                                                       ------------
MEDIA--7.41%
    2,000    Cablevision Systems Corp.*..............       140,000
    8,000    Clear Channel Communications*...........       551,500
   13,000    Comcast Corp............................       499,687
    3,200    MediaOne Group, Inc.*...................       238,000
   25,000    Princeton Video Image Inc.*.............       113,281
   12,500    Time Warner, Inc........................       918,750
    8,100    USA Networks, Inc.*.....................       325,013
                                                       ------------
                                                          2,786,231
                                                       ------------
NUMBER OF
  SHARES                                                  VALUE
----------                                             ------------

MEDICAL PRODUCTS--0.96%
    3,500    Boston Scientific Corp.*................  $    153,781
    4,000    Guidant Corp............................       205,750
                                                       ------------
                                                            359,531
                                                       ------------
OIL REFINING--0.52%
    9,600    Repsol S.A., ADR........................       195,000
                                                       ------------
OTHER INSURANCE--1.36%
    3,200    Ambac Financial Group Inc...............       182,800
    2,800    American International Group Inc........       327,775
                                                       ------------
                                                            510,575
                                                       ------------
PUBLISHING--0.86%
   10,200    News Corp. Ltd., ADR....................       321,938
                                                       ------------
RESTAURANTS--0.49%
    4,500    McDonalds Corp..........................       185,906
                                                       ------------
SECURITIES & ASSET MANAGEMENT--0.79%
    1,000    DLJ Direct Inc*(1)......................        29,500
    4,000    The Equitable Companies Inc.............       268,000
                                                       ------------
                                                            297,500
                                                       ------------
SEMICONDUCTOR--2.79%
    2,800    Altera Corp.*...........................       103,075
    1,200    Applied Materials, Inc.*................        88,650
    2,200    Intel Corp..............................       130,900
    3,330    Uniphase Corp.*.........................       552,780
    3,000    Xilinx Inc.*............................       171,750
                                                       ------------
                                                          1,047,155
                                                       ------------
SPECIALTY RETAIL--8.30%
    5,000    99 Cents Only Stores*...................       249,688
   14,000    Autonation Inc.*........................       249,375
   11,400    Home Depot, Inc.(1).....................       734,587
    5,100    Lowe's Companies, Inc...................       289,106
    4,800    Office Depot Inc.*......................       105,900
   21,800    Staples Inc.*...........................       674,437
    5,000    Tiffany & Co............................       482,500
   11,300    Walgreen Co.............................       331,938
                                                       ------------
                                                          3,117,531
                                                       ------------
TELECOMMUNICATIONS--1.37%
    1,200    Covad Communications Group Inc.*........        63,975
    5,731    Global Crossing Ltd.*...................       244,284
      500    Global Telesystems Group Inc.*..........        40,500
             NorthPoint Communications Group,
    2,300    Inc.*...................................        83,950
    1,200    Rhythms Netconnections Inc.*............        70,050
      400    Time Warner Telecom Inc.*...............        11,600
                                                       ------------
                                                            514,359
                                                       ------------
WIRELESS TELECOMMUNICATIONS--0.34%
      650    Vodafone Group PLC......................       128,050
                                                       ------------
Total Common Stocks (cost--$18,570,832)..............    34,887,383
                                                       ------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

PRINCIPAL
 AMOUNT
  (000)                                       MATURITY DATE        INTEREST RATES           VALUE
---------                                  --------------------  ------------------   ------------------
U.S. GOVERNMENT AGENCY OBLIGATION@--3.45%
$   1,300  Federal Home Loan Mortgage
           Corp. Discount Notes
           (cost--$1,297,718)............        07/14/99               4.860%        $        1,297,718
                                                                                      ------------------
REPURCHASE AGREEMENT--2.64%
      990  Repurchase Agreement dated
           06/30/99 with State Street
           Bank & Trust Company,
           collateralized by $1,007,912
           U.S. Treasury Notes, 5.625%
           due 11/15/11
           (value--$1,009,802) proceeds:
           $990,110 (cost--$990,000).....        07/01/99               4.000                    990,000
                                                                                      ------------------
Total Investments
  (cost--$20,858,550)--98.92%............                                                     37,175,101
Other assets in excess of
  liabilities--1.08%.....................                                                        407,257
                                                                                      ------------------
Net Assets--100.00%......................                                             $       37,582,358
                                                                                      ------------------

---------------

*    Non-Income producing security
@    Interest rate shown is a discount rate at date of purchase.
(1)  Security, or portion thereof, was on loan at June 30, 1999.
ADR  American Depositary Receipt

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1999(UNAUDITED)

ASSETS
Investments, at value (cost--$20,858,550).........  $ 37,175,101
Investment of cash collateral received for
  securities loaned, at value (cost $1,196,700)...     1,196,700
Cash..............................................           886
Receivable for investments sold...................       604,499
Dividends and interest receivable.................        23,869
Other assets......................................           530
                                                    ------------
Total assets......................................    39,001,585
                                                    ------------

LIABILITIES
Collateral for securities loaned..................     1,196,700
Payable for investments purchased.................       133,793
Payable to affiliates.............................        23,229
Accrued expenses and other liabilities............        65,505
                                                    ------------
Total liabilities.................................     1,419,227
                                                    ------------

NET ASSETS
Beneficial interest shares of $0.001 par value
  outstanding--1,891,388 (unlimited amount
  authorized).....................................    16,469,943
Accumulated net investment income (Loss)..........      (110,811)
Accumulated net realized gains from investment
  transactions....................................     4,906,675
Net unrealized appreciation of investments........    16,316,551
                                                    ------------
Net assets........................................  $ 37,582,358
                                                    ------------
                                                    ------------
Net asset value, offering price and redemption
  value per share.................................  $      19.87
                                                          ------
                                                          ------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

                                                                        FOR THE SIX MONTHS
                                                                               ENDED
                                                                           JUNE 30, 1999
                                                                            (UNAUDITED)
                                                                        -------------------
INVESTMENT INCOME:
Interest..............................................................       $   37,494
Dividends (net of withholding taxes of $1,276)........................           61,525
                                                                             ----------
                                                                                 99,019
                                                                             ----------

EXPENSES:
Investment advisory and administration................................          144,165
Legal and audit.......................................................           23,427
Reports and notices to shareholders...................................           23,110
Custody and accounting................................................           12,689
Trustees' fees........................................................            3,750
Transfer agency fees and related service expenses.....................              750
Other expenses........................................................            1,939
                                                                             ----------
                                                                                209,830
                                                                             ----------
Net investment loss...................................................         (110,811)
                                                                             ----------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments...................................        4,906,059
Net change in unrealized appreciation/depreciation of investments.....         (953,141)
                                                                             ----------

NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS........        3,952,918
                                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................       $3,842,107
                                                                             ----------
                                                                             ----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTHS
                                                 ENDED              FOR THE YEAR
                                             JUNE 30, 1999              ENDED
                                              (UNAUDITED)         DECEMBER 31, 1998
                                          -------------------   ---------------------
FROM OPERATIONS:
Net investment loss.....................      $   (110,811)          $   (141,855)
Net realized gains from investments.....         4,906,059              4,562,483
Net change in unrealized
  appreciation/depreciation of
  investments...........................          (953,141)             5,944,986
                                          -------------------   ---------------------
Net increase in net assets resulting
  from operations.......................         3,842,107             10,365,614
                                          -------------------   ---------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investment
  transactions..........................         --                    (4,757,892)
                                          -------------------   ---------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares....         2,692,595              3,007,908
Cost of shares repurchased..............       (10,342,487)           (11,504,125)
Proceeds from dividends reinvested......         4,560,443              9,132,440
                                          -------------------   ---------------------
Net increase (decrease) in net assets
  from beneficial interest
  transactions..........................        (3,089,449)               636,223
                                          -------------------   ---------------------
Net increase in net assets..............           752,658              6,243,945

NET ASSETS:
Beginning of period.....................        36,829,700             30,585,755
                                          -------------------   ---------------------
End of period...........................      $ 37,582,358           $ 36,829,700
                                          -------------------   ---------------------
                                          -------------------   ---------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered only to insurance company separate accounts that fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's Board of Trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate of 0.75% of the Portfolio's average daily net assets. At June 30, 1999, the Fund owed Mitchell Hutchins $22,880 in investment advisory and administration fees.

  For six months ended June 30, 1999, the Portfolio paid $1,876 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 1999, PaineWebber earned $1,800 in compensation as the Fund's lending agent and the Fund earned compensation of $5,310 net of fees, rebates and expenses. At June 30, 1999, the Fund owed PaineWebber $349 for security lending fees. PaineWebber also has been approved as a borrower under the Fund's securities lending program.

  As of June 30, 1999, the Fund's custodian held debt securities having an aggregate value of $1,196,700 as collateral for portfolio securities loaned having a market value of $1,174,431 which was invested in the following repurchase agreement and money market funds:

 NUMBER OF
  SHARES/
 PRINCIPAL
  AMOUNT
-----------
   197,039   Janus Investment Fund...........................................................................  $  197,039
   109,022   Liquid Assets Portfolio.........................................................................     109,022
   890,639   MH Private Money Market LLC.....................................................................     890,639
                                                                                                               ----------
                                                                                                               $1,196,700
                                                                                                               ----------
                                                                                                               ----------

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

  At June 30, 1999, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)..........................  $ 16,961,720
Gross depreciation (investments having an excess of cost over value)..........................      (645,169)
                                                                                                ------------
Net unrealized appreciation of investments....................................................  $ 16,316,551
                                                                                                ------------
                                                                                                ------------

  For the six months ended June 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $5,230,134 and $13,424,404, respectively.

SHARES OF BENEFICIAL INTEREST

  There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                        FOR THE SIX     FOR THE YEAR
                                                                                       MONTHS ENDED         ENDED
                                                                                       JUNE 30, 1999  DECEMBER 31, 1998
                                                                                       -------------  -----------------
Shares sold..........................................................................       143,648         184,496
Shares redeemed......................................................................      (550,093)       (681,156)
Dividends reinvested.................................................................       255,630         582,096
                                                                                       -------------       --------
Net increase (decrease) in shares outstanding........................................      (150,815)        (85,436)
                                                                                       -------------       --------
                                                                                       -------------       --------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                      FOR THE SIX
                                     MONTHS ENDED                     FOR THE YEARS ENDED DECEMBER 31,
                                     JUNE 30, 1999   -------------------------------------------------------------------
                                      (UNAUDITED)       1998          1997          1996          1995          1994
                                     -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
 period............................    $   18.03     $     15.63   $     17.48   $     17.57   $     14.56   $     18.06
                                     -------------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss).......        (0.06)          (0.07)         0.03         (0.06)         0.04          0.01
Net realized and unrealized gains
 (losses) from investments.........         1.90            4.79          2.69          3.29          4.68         (2.13)
                                     -------------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) from
 investment operations.............         1.84            4.72          2.72          3.23          4.72         (2.12)
                                     -------------   -----------   -----------   -----------   -----------   -----------
Dividends from net investment
 income............................      --              --              (0.03)      --              (0.08)        (0.01)
Distributions from net realized
 gains from investments............      --                (2.32)        (4.54)        (3.32)        (1.63)        (1.37)
                                     -------------   -----------   -----------   -----------   -----------   -----------
Total dividends and other
 distributions.....................      --                (2.32)        (4.57)        (3.32)        (1.71)        (1.38)
                                     -------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period.....    $   19.87     $     18.03   $     15.63   $     17.48   $     17.57   $     14.56
                                     -------------   -----------   -----------   -----------   -----------   -----------
                                     -------------   -----------   -----------   -----------   -----------   -----------
Total investment return(1).........        10.26%          30.59%        15.41%        18.70%        32.50%       (11.65)%
                                     -------------   -----------   -----------   -----------   -----------   -----------
                                     -------------   -----------   -----------   -----------   -----------   -----------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)...........................    $  37,582     $    36,830   $    30,586   $    36,357   $    42,784   $    39,135
Expenses to average net assets.....         1.09%*          1.05%         1.05%         1.14%         1.02%         1.00%
Net investment income (loss) to
 average net assets................        (0.59)%*        (0.37)%        0.12%        (0.29)%        0.23%         0.04%
Portfolio turnover rate............           14%             50%           89%           53%           41%           27%

---------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges: results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

*    Annualized.

                                        ----------------------------------------
                                        SEMIANNUAL REPORT


                                        MITCHELL
                                        HUTCHINS SERIES
                                        TRUST


                                        GROWTH
                                        PORTFOLIO













(C)1999 PaineWebber Incorporated        JUNE 30, 1999